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                                                                     EXHIBIT 4.1

UNITED PARK CITY MINES COMPANY                             WARRANT NO.
                                                           CUSIP NO. 911315 20 8


     THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED AUGUST ______, 1997 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT.

     THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 22, 1997 (THE "EXPIRATION DATE").

EXERCISE PRICE $16.00 PER SHARE               RIGHTS TO PURCHASE $0.01 PAR VALUE
                                                                 COMMON STOCK OF
                                                  UNITED PARK CITY MINES COMPANY


_______________________________________________________________________________
The rights represented by this Warrant may be exercised by duly completing Form
 1 below. Rights holders are advised to review the Prospectus and instructions, copies of which are available from the Subscription Agent, before exercising their Rights.
IMPORTANT: COMPLETE APPROPRIATE FORM AND, IF APPLICABLE, DELIVERY INSTRUCTIONS, AND SIGN ON REVERSE SIDE.
_______________________________________________________________________________
     The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for shares of $0.01 par value Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto.
     By.........................................................................
                                 Hank Rothwell
                                   President
     THIS WARRANT IS NON-TRANSFERABLE.

     FORM 1 -- EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of $0.01 par value Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.
     (a) Number of shares subscribed for pursuant to the Basic Subscription Privilege (One Right needed to subscribe for each full share. This number may NOT exceed the number of Rights set forth above)

     ____________________
     (b) Number of shares subscribed for pursuant to the Oversubscription Privilege (One Right needed to subscribe for each full share. This number may not exceed the number of Rights set forth above)

     ____________________
     (c) Total Subscription Price (total number of shares subscribed for -- pursuant to both the Basic Subscription Privilege and the Oversubscription Privilege -- multiplied by the Exercise Price of $16.00 per share):

          $________________*
          METHOD OF PAYMENT (CHECK ONE)
          [ ] CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO FIRST CHICAGO TRUST
              COMPANY OF NEW YORK
          [ ] WIRE TRANSFER DIRECTED TO FIRST NATIONAL BANK OF CHICAGO, ABA NO.
              0710-0001-3 WITH FURTHER CREDIT TO ACCOUNT NO. 93-00007
     [ ] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

          Name(s) of Registered Owner(s) ......................................
          Window Ticket Number (if any)  ......................................
          Date of Execution of Notice of Guaranteed Delivery ..................
          Name of Institution which Guaranteed Delivery .......................

* If the amount enclosed or transmitted is not sufficient to pay the Total Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount.
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     FORM 2 -- DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock certificates or cash payment if other than shown on the reverse hereof:

Name: ................................
Address: .............................
 ......................................
 ......................................
 ......................................
 ......................................
         (including Zip Code)


________________________________________________________________________________
                                   IMPORTANT
                            RIGHTS HOLDER SIGN HERE

 ...............................................................................
 ...............................................................................
                           (SIGNATURE OF HOLDER(S))
Area Code and
Telephone Number ..............................................................
                                    (HOME)

 ...............................................................................
                                  (BUSINESS)
Tax Identification or
Social Security No. ...........................................................

Dated: .................................................................., 1997

       (Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Warrant. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.)

  Name(s) .....................................................................
   ............................................................................
                                (PLEASE PRINT)

  Capacity ....................................................................
  Address  ....................................................................
                             (INCLUDING ZIP CODE)

                           GUARANTEE OF SIGNATURE(S)
                   NOTE: SEE PARAGRAPH 3(C) OF INSTRUCTIONS
  Authorized Signature ........................................................
  Name ........................................................................
  Title .......................................................................
  Name of Firm ................................................................
  Address .....................................................................
  Area Code and Telephone Number ..............................................
  Dated: ................................................................, 1997